Exhibit 32.2
Certification Pursuant to 18 U.S.C. §1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Annual Report of Natural Gas Services Group, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Earl R. Wait, the Vice President – Accounting (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 12, 2007

/s/ Earl R. Wait

Earl R. Wait, Vice President-
Accounting (Principal Financial
Officer)